================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 23, 2000



                          ALLIED WASTE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware

                         (State or other jurisdiction of
                        incorporation or organization)

                 0-19285                        88-0228636
           (Commission File Number) (IRS Employer Identification No.)


                  15880 North Greenway-Hayden Loop, Suite 100

                            Scottsdale, Arizona           85260
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (480) 627-2700



                                 Not Applicable

          (Former name or former address, if changed since last report)


================================================================================

Item 5. Other Events.

     On February 23, 2000 Allied Waste Industries, Inc. (the "Company" or "Allied") issued a press release announcing its financial results for the fourth quarter of 1999. The data provided herein is unaudited supplemental data pertaining to the three and twelve months ended December 31, 1999.


                          Allied Waste Industries, Inc.
                               Summary Data Sheet
                        (amounts in thousands, unaudited)



                                                                                                      Three Months Ended
Consolidated Statement of Cash Flows:                                                                  December 31, 1999
-------------------------------------                                                               ---------------------
Operating Activities --
  Net income                                                                                          $     31,012
  Adjustments to reconcile net income to cash
       provided by operating activities --
       Provisions (benefit) for:
          Deprecation and amortization                                                                     157,683
          Undistributed earnings of equity investment, net of dividends                                     16,723
          Loss on assets held for sale                                                                      11,686
          Doubtful accounts                                                                                  6,887
          Senior note accretion and debt discount amortization                                               3,386
          Deferred income taxes                                                                               (769)
          Gain on sale of fixed assets                                                                      (1,706)
          Change in operating assets and  liabilities,  excluding the effects
          of  purchase   acquisitions  --  Accounts  receivable,   prepaid
          expenses, inventories and other assets                                                           (83,793)
          Accounts payable, accrued liabilities, unearned income and other liabilities
              (excluding acquisition related accruals)                                                     118,085
          Acquisition related accruals                                                                     (37,753)
          Closure and post-closure costs                                                                    12,615
          Closure and post-closure expenditures                                                            (11,123)
          Environmental expenditures                                                                        (9,035)
                                                                                                     ---------------------
Cash provided by operating activities                                                                      213,898
                                                                                                     ---------------------

Investing Activities --
        Cost of acquisitions, net of cash acquired, excluding BFI                                           (4,045)
        Payments for BFI acquisition                                                                       (41,037)
        Net contributions to unconsolidated subsidiaries                                                   (24,856)
        Capital expenditures, other than for acquisitions                                                 (158,427)
        Capitalized interest                                                                               (10,480)
        Proceeds from sale of fixed assets                                                                  12,870
        Proceeds from sale of assets held for sale                                                         468,880
        Change in deferred acquisition costs and notes receivable                                           (3,989)
                                                                                                    ---------------------
Cash provided by investing activities                                                                      238,916
                                                                                                    ---------------------
Financing Activities --
        Net proceeds from the exercise of stock options                                                        519
        Proceeds from long-term debt, net of issuance costs                                                314,817
        Repayments of long-term debt                                                                      (748,389)
                                                                                                    ---------------------
Cash used for financing activities                                                                        (433,053)
                                                                                                    ---------------------
Increase in cash and cash equivalents                                                                       19,761
Cash and cash equivalents, beginning of period                                                             101,644
                                                                                                    ---------------------
Cash and cash equivalents, ending of period                                                           $    121,405
                                                                                                    =====================


                          Allied Waste Industries, Inc.
                               Summary Data Sheet
            (amounts in thousands, except per share data, unaudited)

                                                                                           December 31,
                                                                                               1999
                                                                                     -------------------------
Balance Sheet Data:
-------------------

ASSETS
Current Assets--

  Cash and cash equivalents                                                                    $      121,405
  Accounts receivable, net of allowance of  $59,490                                                   913,447
  Prepaid and other current assets                                                                    238,755
  Deferred income taxes, net                                                                          115,263
  Assets held for sale                                                                                891,900
                                                                                                --------------
     Total current assets                                                                           2,280,770
  Property and equipment, net                                                                       3,738,388
  Goodwill, net                                                                                     8,238,929
  Other assets                                                                                        737,362
                                                                                                --------------
     Total assets                                                                             $    14,995,449
                                                                                                ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities--
  Current portion of long-term debt                                                            $    1,002,928
  Accounts payable                                                                                    481,318
  Accrued closure, post-closure and environmental costs                                               177,252
  Accrued interest                                                                                    158,251
  Other accrued liabilities                                                                           700,128
  Unearned revenue                                                                                    238,371
                                                                                                --------------
     Total current liabilities                                                                      2,758,248
  Long-term debt, less current portion                                                              9,240,291
  Deferred income taxes                                                                               204,786
  Accrued closure, post-closure and environmental costs                                               809,530
  Other long-term obligations                                                                         343,039
  Commitments and contingencies
  Series A convertible  preferred stock, 1,000 shares authorized,  issued
     and outstanding, liquidation preference of $1,028 per share                                    1,001,559
  Stockholders' equity                                                                                637,996
                                                                                                -------------
     Total liabilities and stockholders' equity                                               $    14,995,449
                                                                                                =============




                          Allied Waste Industries, Inc.
                               Summary Data Sheet
          (amounts in thousands, except percentages and per share data)
                                   (unaudited)

Statement of Operations Data:
-----------------------------
                                                                        Three Months          Twelve Months
                                                                           Ended                  Ended
                                                                          12/31/99               12/31/99
                                                                       ----------------       ---------------
Revenues:
---------
    Gross revenue                                                          $1,653,414            $4,012,581
    Less intercompany revenue                                                (269,374)             (671,510)
                                                                       ---------------        --------------
    Revenue                                                                $1,384,040            $3,341,071
                                                                       ===============        ==============


Revenue Mix:
------------
    Collection (1)                                                               62.7%                 60.7%
    Landfill (1)                                                                 22.6%                 25.3%
    Transfer                                                                      4.6%                  5.6%
    Recycling                                                                     6.1%                  5.1%
    Other                                                                         4.0%                  3.3%
                                                                                ------                ------
             Total                                                              100.0%                100.0%
                                                                                ======                ======


Internalization Based on Disposal Volumes                                          60%                   61%
-----------------------------------------


Landfill volumes in tons                                                        16,805                45,349
------------------------


Internal Growth                                                                     6%
----------------


Interest expense:
-----------------
    Interest incurred                                                        $ 218,992             $ 461,306
    Less capitalized interest                                                  (10,480)              (25,474)
                                                                            ----------            ----------
             Net interest expense                                           $ 208,512             $ 435,832
                                                                            ==========            ==========


Cash EPS:
---------
    Adjusted net income                                                      $  50,644             $ 186,979
    Add:     Non-deductible goodwill amortization                               43,125                70,833
             Deductible goodwill amortization, net of taxes at 39.5%             5,881                24,135
    Less:    Capitalized interest, net of taxes at 39.5%                       (6,340)              (15,412)
                                                                            ----------            ---------
             Adjusted net income for cash EPS                               $  93,310             $ 266,535
                                                                            ==========            =========




    Weighted average common and common equivalent shares:
             Diluted (2)
                                                                               245,911               214,361

             Cash EPS - Diluted                                              $   0.38              $   1.24
                                                                             =========              ========

         (1) The portion of collection revenues attributable to disposal charges for waste collected by the Company and disposed at the Company's landfills has been excluded from collection revenues and included in landfill revenues.

         (2) Includes the dilutive impact of the conversion of the Series A convertible preferred stock.




                                              Allied Waste Industries, Inc.
                                                    Summary Data Sheet
                                        (amounts in thousands, except percentages)
                                                       (unaudited)

Balance Sheet Data:
-------------------
                                                                                               From 9/30/99
                                                                                                 through
                                                                                                 12/31/99
                                                                                              ---------------
Rollforward of Debt Balance:
-----------------------------
    Debt balance at September 30, 1999                                                          $10,665,322
    Net income                                                                                       31,012
    Depreciation and amortization                                                                   157,683
    Other non-cash provisions                                                                        36,207
    Change in closure, post-closure and environmental accruals                                       (7,543)
    Increase in operating working capital                                                            34,292
    Decrease in acquisition related working capital                                                 (37,753)
                                                                                                ------------
             Cash flow provided by operating activities                                             213,898
                                                                                                ------------
    Payments for acquisitions, excluding BFI                                                         (4,045)
    Payments for BFI acquisition                                                                    (41,037)
    Capital expenditures  (including American Ref-Fuel and capitalized interest)                   (193,763)
    Proceeds from divestitures of operations and sales of fixed assets                              481,750
    Change in deferred acquisition costs and notes receivable                                        (3,989)
                                                                                                ------------
             Cash flow provided by investing activities                                             238,916
                                                                                                ------------
    Other activity                                                                                  (10,950)

    Increase in cash                                                                                (19,761)
                                                                                                ------------
             Debt balance at December 31, 1999                                                  $10,243,219
                                                                                                ============




                                                                                                 12/31/99
                                                                                              ---------------
Capital Structure:
------------------
    Long-term debt (including current portion)                                                   $10,243,219
    Equity (including Series A convertible preferred stock)                                        1,639,555
                                                                                                -------------
             Debt to total capitalization                                                              86.2%
                                                                                                =============

Days Sales Outstanding                                                                               55 days
----------------------



                                              Allied Waste Industries, Inc.
                                                    Summary Data Sheet
                                                 (amounts in thousands)
                                                       (unaudited)

Other Data:
-----------
                                                                        For the Three Months Ended 12/31/99
                                                                        -------------------------------------
                                                                           Reported            As Adjusted
                                                                        ---------------       ---------------
Free Cash Flow:
---------------
    EBITDA                                                                  $ 426,616             $ 465,698
    Less:    Cash interest                                                   (182,485)             (182,485)
             Cash taxes                                                        (6,047)               (6,047)
             Closure, post-closure and environmental expenditures             (20,158)              (20,158)
             Capital expenditures, other than for acquisitions               (158,427)             (158,427)
             Expenditures for acquisition related costs                       (37,753)                    -
             Payments for BFI acquisition                                     (41,037)                    -
    Add:     Change in working capital                                         34,292                34,292
                                                                             ---------             --------
                  Free cash flow before market development                     15,001               132,873

             Market development                                                (4,045)               (4,045)
                                                                             ---------             ---------
             Free cash flow after market development                        $  10,956             $ 128,828
                                                                             =========             =========

                                                                         Three Months         Twelve Months
                                                                            Ended                 Ended
                                                                           12/31/99              12/31/99
                                                                        ---------------       ---------------
Shares Outstanding:
-------------------
    Weighted average common and common equivalent shares:

             Basic                                                             188,434               187,801
             Diluted                                                           189,732               190,661

    Common stock outstanding at end of period                                  189,056               189,056

Market Development Excluding BFI and Related Swap Activity:
----------------------------------------------------------
    Annualized revenue acquired                                              $   1,910             $ 226,809
    Annualized revenue acquired (after intercompany eliminations)                1,700               208,965

Capital Expenditures:
---------------------
    Fixed asset purchases                                                    $  83,966             $ 193,932
    Cell development                                                            74,461               145,260
                                                                             ----------            ---------
             Total                                                           $ 158,427             $ 339,192
                                                                             ==========            =========
Summary of Acquisition Related Charges:
---------------------------------------
    Acquisition related transition costs                                     $  33,106
    Net adjustments to BFI related costs                                         1,076
    Write down of Allied assets held for sale due to changes
      to sales agreements                                                       11,686
    Reversal of acquisition accruals related to 1998 pooling
    transactions                                                               (6,786)
                                                                            -----------
             Total reported acquisition related costs                       $  39,082
                                                                            ===========
Estimate of Future Acquisition Related Costs:
---------------------------------------------
    Estimate of future acquisition related costs at September 30, 1999       $ 202,000
    Acquisition related costs incurred during the three months ended
       December 31, 1999                                                       (33,106)
    Reduction of estimated future acquisition related costs                    (53,894)
                                                                            -----------
    Estimated future acquisition related costs at December 31, 1999          $ 115,000
                                                                            ===========




                                            Allied Waste Industries, Inc.
                                     Divestiture Program (excluding asset swaps)
                                               As of December 31, 1999
                                                (amounts in millions)
                                                     (unaudited)

                                                                            Estimated      Estimated      Estimated
                                                                              Gross          Annual         Annual
             Acquiror                          Operations of:                Proceeds       Revenue         EBITDA
------------------------------------  ---------------------------------    -------------  -------------  -------------

     Completed divestitures:
         SITA                         SITA                                       $  444          $   -          $   -

         Stericycle                   BFI medical waste                             411            198             44

         Republic                     BFI                                            20             18              2

         Waste Connections            Allied                                         23             12              5

         Other                        BFI                                            18             17              4
                                                                                 ------         ------         ------

     Total completed divestitures                                                   916            245             55

     Pending divestitures:
         Republic                     BFI                              (a)           53             37             10

         Superior                     BFI                                           205             91             34

         Waste Connections            BFI                                            19              5              3

         Gas Recovery Systems         BFI gas                                        50              -              -

         Other                        BFI                              (b)           35             39              6
         Other                        Allied                           (c)            3              4              1
                                                                                 ------         ------         ------
             Subtotal - Other                                                        38             43              7

     Total pending divestitures (assets held for sale)                              365            176             54

     Other potential divestitures     BFI and Allied                   (d)          510            210             50
                                                                                 ------         ------         ------

             Total divestitures                                                   1,791            631            159

             Less: estimated tax impact                                             (25)             -              -
                                                                                 ------         ------         ------

                   Net divestitures                                             $ 1,766         $  631         $  159
                                                                                ========        =======        =======


Footnotes:
(a) Amount includes certain operations that were sold subsequent to December 31, 1999 for approximately $40 million.
(b) Amount includes certain operations that were sold subsequent to December 31, 1999 for approximately $27 million.
(c) Amount includes certain operations that were sold subsequent to December 31, 1999 for approximately $1 million.
(d) Amount includes certain operations that were sold subsequent to December 31, 1999 for approximately $11 million.



                                    Allied Waste Industries, Inc.
                               Divestiture Program (asset swaps only)
                                       As of December 31, 1999
                                        (amounts in millions)
                                             (unaudited)

                                                                    Estimated   Estimated   Estimated
                                                                      Gross       Annual      Annual
            Acquiror                     Operations of:              Proceeds     Revenue   EBITDA (a)
----------------------------------  --------------------------      ----------------------------------

Divestitures ("Outbound"):
--------------------------
    Completed divestitures:
       Superior                     BFI                                 $  10       $   6       $   1

    Pending divestitures:
       Waste Management             BFI Canada                            222         162          45
       Waste Management             BFI                                    12           6           3
                                                                       ------      ------      ------
           Subtotal - Waste Management                                    234         168          48

       Republic                     BFI                       (b)         168         135          26
       Republic                     Allied                                 25          22           4
                                                                       ------      ------      ------
           Subtotal - Republic                                            193         157          30

       Superior                     BFI                                    37          25           5
       Superior                     Allied                                 64          28           9
                                                                       ------      ------      ------
           Subtotal - Superior                                            101          53          14

    Total pending divestitures (assets held for sale)                     528         378          92

    Other potential divestitures    BFI and Allied                         25          20           5
                                                                       ------      ------      ------

           Total divestitures                                          $ 563       $ 404       $  98
                                                                       ======      ======      ======

Purchases ("Inbound"):

    Allied                          Republic                  (c)      $ 194       $ 144       $  32

    Allied                          Superior                             114          44          15

    Allied                          Waste Management          (d)        260         153          53

    Allied                          Waste Connections                      8           7           3
                                                                      ------      ------      ------

           Total purchases                                             $ 576       $ 348       $ 103
                                                                      ======      ======      ======

                     Net impact to Allied before taxes                 $ (13)      $ (56)      $   5

           Less: estimated tax impact                                   (123)          -           -
                                                                       ------      ------     ------

                     Net impact to Allied after taxes                  $(136)      $ (56)      $   5
                                                                       ======      ======      ======


Footnotes:
(a) Excludes expected annualized synergies of $25 million.
(b) Amount includes certain operations that were sold subsequent to December 31, 1999 for approximately $58 million.
(c) Amount includes certain operations that were purchased subsequent to December 31, 1999 for approximately $57 million.
(d) Amount includes certain operations that were purchased subsequent to December 31, 1999 for approximately $50 million.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             ALLIED WASTE INDUSTRIES, INC.




                                             By:    /s/ Peter S. Hathaway
                                                 ------------------------------
                                                         Peter S. Hathaway
                                             Vice President and Chief Accounting
                                                            Officer

Date: February 23, 2000